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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 13, 2000

                               EFC BANCORP, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

           Delaware                1-13605                 36-4193304
           --------                -------               -------------
(State or other Juris-           (Commission             (IRS Employer
diction of incorporation         File Number)          Identification No.)
   or organization)

                   1695  Larkin  Avenue,   Elgin,  Illinois  60123
                   -----------------------------------------------
                      (Address of principal executive offices)

                                (847) 741-3900
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)









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ITEM 5.  OTHER EVENTS.
         -------------

      On January 13, 2000, EFC Bancorp, Inc. (the "Company"), issued a press release which announced that it had completed its third stock repurchase program.

      The press release announcing the completion of the stock repurchase program is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1 Press Release dated January 13, 2000.


















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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 13, 2000             By:  /s/ Barrett J. O'Connor
                                          -----------------------
                                          Barrett J. O'Connor
                                          President and Chief Executive Officer



















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